Roundstone Securities No.2 DAC ABS-15G

Exhibit 99.1

PRIVATE AND CONFIDENTIAL

The Directors

Barclays Bank Ireland PLC (the “Sponsor”)

One Molesworth Street

Dublin 2 D02 RF29

Ireland

The Directors

Roundstone Securities No.2 DAC (the “Issuer”)

3rd Floor Fleming Court

Fleming's Place

Dublin D04 N4X9

Ireland

The Directors

Isle of Wight Home Loans Limited (the “Warranty provider”)

1 Churchill Place

London E14 5HP

United Kingdom

Barclays Bank PLC (the “Arranger” and the “Lead Manager”)

1 Churchill Place

London E14 5HP

United Kingdom

and the Other Managers (as defined in the engagement letter)

8 March 2024

Dear Ladies and Gentlemen

Agreed-upon procedures (AUP) report of factual findings in connection with the issuance of Residential Mortgage-Backed Securities (“RMBS”) (the “Securitisation”).

Purpose of this AUP report

This AUP report is produced in accordance with the terms of our agreement dated 23 February 2024 (the “agreement”).

This AUP report is addressed to the addressees solely to assist them in performing the due diligence procedures that they believe appropriate to undertake, or procure to be undertaken, as part of the Securitisation and may not be suitable for another purpose.

Your Responsibilities

You are responsible for determining that the scope of the services is sufficient for your purposes (and the purposes of any other intended recipients of the AUP report) and have confirmed that the procedures described herein are appropriate for the purpose for which of the services were engaged.

It is the responsibility of the Sponsor (or the mortgage servicer on its behalf) to take all reasonable care to ensure that any data provided to us has been properly extracted from the computer systems of the mortgage servicer and for the creation and maintenance of all accounting records supporting that data.

PricewaterhouseCoopers LLP, 7 More London Riverside, London, SE1 2RT

T: +44 (0) 2075 835 000, F: +44 (0) 2072 127 500, www.pwc.co.uk

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of

PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business.

It is the responsibility of the Sponsor (or the mortgage servicer on its behalf) to respond to the due diligence enquiries of the Arranger and the Lead Manager concerning the servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in any prospectus relating to the Securitisation to enable the Arranger and the Lead Manager to determine whether the scope of the services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake.

Our Responsibilities

Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 (Revised) ‘Agreed-Upon Procedures Engagements.’

We have complied with the ethical requirements in the Code of Ethics issued by the Institute of Chartered Accountants of England and Wales. For the purpose of this engagement, there are no independence requirements with which we are required to comply.

An agreed-upon procedures engagement involves performing the procedures that have been agreed with you, and reporting the findings, which are the factual results of the agreed-upon procedures performed. We make no representation regarding the appropriateness of the agreed-upon procedures.

We have applied International Standard on Quality Management (UK) 1 ‘Quality Management for Firms that Perform Audits or Reviews of Financial Statements, or Other Assurance or Related Services Engagements’, and accordingly, we design, implement and operate a system of quality management including policies and procedures regarding compliance with ethical requirements, professional standards and applicable legal and regulatory requirements.

Procedures and Findings

We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings.

Our procedures, as stated in our agreement, did not constitute an audit or assurance engagement made in accordance with generally accepted auditing or assurance standards, the objective of which would be the expression of assurance. We do not express such assurance. Had we performed additional procedures or had we performed an audit or assurance engagement, other matters might have come to our attention that we would have reported to you. The findings do not include a description of the accounting systems or the processes for generating and maintaining the documents examined and other accounting records, nor does the AUP report include an evaluation of the findings. That is solely the responsibility of the intended users of the AUP report.

The Sponsor may include a copy of this AUP report in the bible of transaction documents of the Securitisation prepared for the Issuer.

The procedures in this AUP report have not been undertaken in contemplation of the professional standards of the US American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly the AUP report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. The AUP report may be used by a manager on the Securitisation to establish a due diligence defence under Section 11 of the United States Securities Act 1933, as amended, or a defence analogous to the due diligence defence available under such section. However, we express no view as to the effectiveness of such use of the AUP report.

You may disclose the AUP report directly to rating agencies, provided that (i) it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, (ii) they do not acquire any rights against PwC and (iii) they will be required to sign letters to this effect in a form to be agreed between the rating agency and ourselves. Where required, you may also include a copy of the AUP report on a password-protected website created and maintained in accordance with the Securities Exchange

Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP report whether via that website or otherwise.

Additionally, the Sponsor or the Warranty Provider may file a copy of the AUP report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to our AUP report whether via EDGAR or otherwise. The AUP report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care or liability to any other party that obtains access to our AUP report. We will not be responsible for any actions taken by a rating agency or any other party other than those specified above as a result of receiving a copy of the AUP report.

This AUP report is solely for your use in connection with the purpose specified above and as set out in our agreement. No part of this AUP report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party.

Yours faithfully,

PricewaterhouseCoopers LLP

Chartered Accountants

London

8 March 2024

Appendix 1 to the AUP report

Procedures performed in relation to a sample of mortgage loans

1.	We were provided with a data file by the Sponsor on 29 January 2024 entitled “Project Pebble Dec Datatape Barcv1” (the “Extraction File”) detailing account numbers for the provisional portfolio of mortgage loans as at 31 December 2023 (the “Cut-Off Date”). The portfolio comprised 15,739 mortgage loans (as identified by the “AR3” data field of the Extraction Field) as at the Cut-Off Date. At the request of Barclays, we excluded all redeemed loans (as identified by the ‘Redeemed loans flag’ data field of the Extraction File) or loans with a negative or zero current balance (as identified by the “AR67” data field of the Extraction File) as at the Cut-Off Date. The portfolio then comprised of 9,764 mortgage loans (the “Mortgage Loans”), with a total current balance of £1,676,803,327.82 as at the Cut-Off Date. We have been informed that this pool of mortgage loans represents the Securitisation pool as at the Cut-Off Date. We selected a random sample of 59 Mortgage Loans (the “Initial Selected Sample”) from the Extraction File. The size of the total sample was based on statistical sampling techniques using the following criteria:

●   95% confidence level;

●   0% expected error rate;

●   5% maximum error rate.

You have agreed the sample size of 59 Mortgage Loans as being sufficient and appropriate for the purposes of this engagement.

2.	In addition, we selected a reserve sample of 15 Mortgage Loans (the "Reserve Sample") from the Extraction File, to be used to replace any Mortgage Loans in the Initial Selected Sample which had been redeemed between the Cut-Off Date and the date of our testing.
3.	During our testing no Mortgage Loans from the Reserve Sample were used. Therefore the 59 Mortgage Loans from the Initial Selected Sample represent the “Selected Sample”.
4.	The Loan System referenced to in each case refers to Caseman system, (the “Mortgage System”) of mortgage servicer Pepper Finance Corporation (Ireland) DAC (trading as Pepper Asset Servicing) (“Pepper” or the “Servicer”) which we have been informed is the primary system of record for the Mortgage Loans.
5.	With respect to the agreed upon procedures in relation to the Selected Sample, we report to you below the factual findings resulting from our work. Where management of the Servicer have provided explanations for the exceptions noted, these are included in the results column. We have not, however, performed any procedures to validate the explanations provided, unless otherwise stated.
6.	For the purpose of our testing, we received on 12 February 2024 a static data file called “PWC Loan Samples Data - November 23” from the Servicer (the “Seller Data File”) detailing information as at the Cut-off Date, inter alia, relating to the data field “Current Valuation Amount”, “Current Valuation Type”, “Current Valuation Date” and “Borrower Employment Status” for the Selected Sample. The Seller Data File was provided previously to the Servicer by the originator of the Mortgage Loans and contains static data not included in the Mortgage System. The Seller Data file was used to perform test 7, 8, 9 and 16 below.
7.	For the purpose of our testing, we received on 13 February 2024 a file called “PWC Loan Data 31-12-23” from the Servicer (the “Data Extract”) detailing information as at the Cut-off Date, relating to the data field “Current Balance” and “Arrears Balance” for the Selected Sample, extracted from the Mortgage System. The Data Extract was used to perform test 10, 12 and 13 below.
8.	With respect to the agreed upon procedures in relation to the Selected Sample, we report to you below the factual findings resulting from our work:

Test	Description of Agreed-Upon Procedures	Results
1.	Loan Identifier Agreed the ‘Loan Identifier’ in the ‘AR3’ data field of the Extraction File to the Mortgage System.	No exceptions noted.
2.	Date of Loan Maturity Agreed the ‘Date of Loan Maturity’ in the ‘AR56’ data field of the Extraction File to the Mortgage System.	No exceptions noted.
3.	Current Interest Rate Agreed the ‘Current Interest Rate’ in the ‘AR109’ data field of the Extraction File to the Mortgage System.	No exceptions noted.
4.

Interest Rate Type

Agreed the ‘Interest Rate Type’ in the ‘AR107’ data field of the Extraction File to the Mortgage System.

The Servicer has informed us that if the Mortgage System has the following types as Interest Rate, then it will be marked as ‘1’ in the ‘AR107’ data field:

ECB

PORTO PRPROM

Porto SVR

No exceptions noted.
5.

Current Interest Rate Index

Agreed the ‘Current Interest Rate Index’ in the ‘AR108’ data field of the Extraction File to the Mortgage System.

The Servicer has informed us that if the ‘Interest Rate Type’ is ‘ECB’ or ‘PORTO PRPROM’ in the Mortgage System then it will be marked as ‘10’ in the ‘AR108’ data field. If the ‘Interest Rate Type’ is ‘Porto SVR’ in the Mortgage System, then it will be marked as ‘11’ in the ‘AR108’ data field.

No exceptions noted.
6.

Repayment Method

Agreed the ‘Repayment Method’ in the ‘AR69’ data field of the Extraction File to the Mortgage System.

The Servicer has informed us that if the ‘Repayment Method’ is ‘Interest Only’ in the Mortgage System then it will be marked as ‘1’ in the ‘AR69’ data field. If the ‘Repayment Method’ is ‘Repayment’ in the Mortgage System, then it will be marked as ‘2’ in the ‘AR69’ data field.

No exceptions noted.
7.	Current Valuation Date Agreed the ‘Current Valuation Date’ in the ‘AR145’ data field of the Extraction File to the ‘AR145’ data field of the Seller Data File.	No exceptions noted.

Test	Description of Agreed-Upon Procedures	Results
8.	Current Valuation Amount Agreed the ‘Current Valuation Amount’ in the ‘AR143’ data field of the Extraction File to the ‘AR143’ data field of the Seller Data File.	No exceptions noted.
9.	Current Valuation Type Agreed the ‘Current Valuation Type’ in the ‘AR144’ data field of the Extraction File to the ‘AR143’ data field of the Seller Data File.	No exceptions noted.
10.

Current Balance

Reconciled the ‘Current Balance’ in the ‘AR67’ data field of the Extraction File to the Mortgage System using the accrued interest information contained in the data fields ‘AccruedInterest’ and ‘AccruedInterestNonCon’ of the Data Extract.

For the purpose of this test, the Servicer has informed us that payments made by customers are applied to the customer’s account on the following business day. Therefore, as a tolerance where the customer payment was made on the Cut-Off Date or the last business day before the Cut-Off Date, we have excluded such payments, as shown in the Mortgage System, to reconcile the ‘AR67’ data field of the Extraction File to the Mortgage System.

We have not reported as an exception differences of less than EUR 1.

1 exception noted. Sample 36 As per the Extraction File: £104,540 As per PwC Testing: £103,880
11.	Payment Due Agreed the ‘Payment Due’ in the ‘AR71’ data field of the Extraction File to the Mortgage System.	No exceptions noted.
12.	Arrears Balance Agreed the ‘Arrears Balance’ in the ‘AR169’ data field of the Extraction File to the data field ‘TotalArrears’ of the Data Extract.	No exceptions noted.

Test	Description of Agreed-Upon Procedures	Results
13.

Number Months in Arrears

Recomputed the months in arrears and agreed to ‘Number Months in Arrears’ in the ‘AR170’ data field of the Extraction File.

At your request, re-computation was performed in the following manner:

Where the ‘Maturity Date’ in the data field ‘MaturityDate’ of the Data Extract is after the Cut-Off Date, ‘Month In Arrears have been computed by dividing the ‘Arrears Balance’ in the ‘‘AR169’ field of the Extraction File with the ‘Payment due’ in the AR71’ field of the Extraction File.

Where the ‘Maturity Date’ in the data field ‘MaturityDate’ of the Data Extract is on or before the Cut-Off Date, ‘Number Month in Arrears’ have been computed as the difference of months between the ‘Maturity Date’ (referenced from the data field “MaturityDate” of the Data Extract) and the ‘Cut-off date’ and divided the result by 30.5.

All calculations are rounded to zero decimal places.

No exceptions noted.
14.	Primary Income Agreed the ‘Primary Income’ (in case of owner-occupied loans) in the ‘AR26’ data field of the Extraction File to the Mortgage System.	No exceptions noted.
15.	Secondary Income Agreed the ‘Secondary Income’ (in case of owner-occupied loans) in the ‘AR28’ data field of the Extraction File to the Mortgage System.	No exceptions noted.
16.	Borrowers Employment Status Agreed the ‘Borrower Employment Status’ (in case of owner-occupied loans) in the ‘AR21’ data field of the Extraction File to the ‘AR21’ data field of the Seller Data File.	No exceptions noted.
17.

Restructure Date

Agreed the restructure date in the ‘Restructure_Date’ data field of the Extraction File to the Mortgage System.

The Servicer has informed us that in the case of restructure type ‘TARA - Owner-Occupied 12-month Term Extension’ and ‘TARA - BTL 6-month Term Extension” in the data field ‘Restructure_Type’ of the Extraction File, the latest restructure information is not visible on the ARA screen of the Mortgage System. Such Mortgage Loans show a revised maturity date in the Mortgage System, but no associated ARA linked to the Mortgage Loan. The historical data is stored in the data warehouse whereas on the Mortgage System there is no record on screen of what the previous maturity date was prior to the ‘TARA - Owner-Occupied 12-month Term Extension’ and ‘TARA - BTL 6-month Term Extension’.

As such we have not performed this test for the 4 Mortgage Loans showing restructure type ‘TARA - Owner-Occupied 12-month Term Extension’ in the data field ‘Restructure_Type’ of the Extraction File.

No exceptions noted.

Test	Description of Agreed-Upon Procedures	Results
18.

Restructure Type

Agreed the ‘Latest Restructure Type’ in the ‘Restructure_Type’ data field of the Extraction File to the Mortgage System.

The Servicer has informed us that in the case of restructure type ‘TARA - Owner-Occupied 12-month Term Extension’ and ‘TARA - BTL 6-month Term Extension” in the data field ‘Restructure_Type’ of the Loan Data worksheet in the Extraction File, the latest restructure information is not visible on the ARA screen of the Mortgage System. Such Mortgage Loans show a revised maturity date in the Mortgage System, but no associated ARA linked to the Mortgage Loan. The historical data is stored in the data warehouse whereas on the Mortgage System there is no record on screen of what the previous maturity date was prior to the ‘TARA - Owner-Occupied 12-month Term Extension’ and ‘TARA - BTL 6-month Term Extension’.

As such we have not performed this test for the 4 Mortgage Loans showing restructure type ‘TARA - Owner-Occupied 12-month Term Extension’ in the data field ‘Restructure_Type’ of the Extraction File.

No exceptions noted.

Appendix 2 to the AUP report

Engagement letter dated 23 February 2023